UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2005

AMERICAN FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
_________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One East Fourth Street, Cincinnati, OH	45202
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 513-579-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ /	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ /	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
/ /	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ /	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01  Other Events.

On September 21, 2005, American Financial Group, Inc. issued a press release announcing the execution of a definitive agreement relating to the purchase of Farmers Crop Insurance Alliance, Inc. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

    Financial statements of business acquired.  Not applicable.
    Pro forma financial information.  Not applicable.
    Exhibits

Exhibit No.	Description

99.1	Press release, dated September 21, 2005, regarding the purchase of Farmers Crop Insurance Alliance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.

Date: September 26, 2005
By: Karl J. Grafe____________________
Karl J. Grafe
Vice President